June 10, 2013


SECURITIESEXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control



RE	American Depositary
Shares evidenced by
the American
Depositary Receipts of
            Thomas Cook Group
Form F6 File No
333154360


Ladies and Gentlemen

Pursuant to Rule 424b3 under
the Securities Act of 1933, as
amended, on behalf of The
Bank of New York Mellon, as
Depositary for securities
against which American
Depositary Receipts ADRs are
to be issued, we attach a copy
of the new prospectus
Prospectus reflecting the
removal of the Par Value.
As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and
to the file number of the
registration statement to which
the Prospectus relates.

Pursuant to Section III B of
the General Instructions to the
Form F6 Registration
Statement, the Prospectus
consists of the ADR
certificate.
The Prospectus has been
revised to reflect the removal
of the Par Value.
Please contact me with any
questions or comments at 212
8152221.


Sandra Bruno
Senior Associate
The Bank of New York
Mellon  ADR Division


Encl.
CC Paul Dudek, Esq. Office
of International Corporate
Finance








Depositary Receipts
101 Barclay Street 22nd Floor West, New York, NY 10286